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                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report(s) dated February 9, 2000 relating to the financial statements of W.F. Wood Incorporated, which appear in SMTC Corporation's Registration Statement on Form S-1, as amended (File No. 333-33208).


/s/ Canby, Maloney & Co., Inc.


Canby, Maloney & Co., Inc.
Framingham, MA 01701
August 21, 2000